UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 30, 2009
Date of Report (Date of earliest event reported)
Coinstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22555 (Commission File Number)	94-3156448 (I.R.S. Employer Identification No.)
1800 – 114th Avenue SE
Bellevue, WA 98004
(Address of principal executive offices and zip code)
(425) 943-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.
In connection with the common stock of Coinstar, Inc. (the “Company”) being offered and sold for the accounts of the selling stockholders identified under the Company’s resale registration statement on Form S-3 (File No. 333-157552), Exhibit 99.1 is filed with this Current Report on Form 8-K (the “Report”) and is incorporated by reference into the Registration Statement to provide information relating to Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Report).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: March 30, 2009	By:	/s/ Donald R. Rench
	Name:	Donald R. Rench
	Title:	General Counsel and Corporate Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution